AXA

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2008 of
AXA S.A. (the "Registrant"), as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Henri de Castries, Chief Executive Officer and Chairman of the Management Board of
the Registrant, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended; and

(2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in such
Report.

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purposes.

/s/	Henri de Castries

Chief Executive Officer
Chairman of the Management Board
March 27, 2009

AXA

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2008 of
AXA S.A. (the "Registrant"), as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Denis Duverne, Chief Financial Officer and a Member of the
Management Board of the Registrant, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)  The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended; and

(2)  The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in such Report.

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purposes.

/s/	Denis Duverne

Chief Financial Officer
Member of the Management Board
March 27, 2009